Execution Copy

SLC STUDENT LOAN TRUST 2010-1

ADMINISTRATION AGREEMENT

Dated as of July 6, 2010

Among

SLC STUDENT LOAN TRUST 2010-1,
as Issuer

SLC STUDENT LOAN RECEIVABLES I, INC.,

as Depositor

and

THE STUDENT LOAN CORPORATION,
as Servicer and Administrator

TABLE OF CONTENTS

Page

ARTICLE I

2

Section 1.1

Definitions and Usage

2

ARTICLE II

2

Section 2.1

Duties with Respect to the Indenture

2

Section 2.2

Duties with Respect to the Issuer

4

Section 2.3

Establishment of Trust Accounts

5

Section 2.4

Collections

7

Section 2.5

Application of Collections

7

Section 2.6

Additional Deposits

7

Section 2.7

Distributions

8

Section 2.8

Priority of Distributions

9

Section 2.9

Capitalized Interest Account

10

Section 2.10

Reserve Account

11

Section 2.11

[Reserved].

12

Section 2.12

Investment Earnings; Other Trust Accounts

12

Section 2.13

Statements to Holder of the Trust Certificate and Noteholders

12

Section 2.14

Non-Ministerial Matters

13

Section 2.15

Exceptions

14

Section 2.16

Compensation

14

Section 2.17

Servicer and Administrator Expenses

14

Section 2.18

Appointment of Sub-administrator

14

ARTICLE III

15

Section 3.1

Administrator’s Certificate; Servicer’s Report

15

Section 3.2

Annual Statement as to Compliance; Notice of Default; Financial Statements

16

Section 3.3

Annual Independent Certified Public Accountants’ Report

16

ARTICLE IV

17

Section 4.1

Representations of Administrator

17

Section 4.2

Liability of Administrator; Indemnities

18

Section 4.3

Merger or Consolidation of, or Assumption of the Obligations of,

Administrator

20

Section 4.4

Limitation on Liability of Seller, Administrator and Others

21

Section 4.5

Administrator May Own Certificates or Notes

22

Section 4.6

The Student Loan Corporation Not to Resign as Administrator

22

ARTICLE V

22

Section 5.1

Administrator Default

22

Section 5.2

Appointment of Successor

23

Section 5.3

Notification to Noteholders and Holder of Trust Certificate

24

Section 5.4

Waiver of Past Defaults

24

ARTICLE VI

25

Section 6.1

Termination.

25

ARTICLE VII

25

Section 7.1

Protection of Interests in Trust

25

ARTICLE VIII

28

Section 8.1

Independence of the Administrator

28

Section 8.2

No Joint Venture

28

Section 8.3

Other Activities of Administrator

28

Section 8.4

Powers of Attorney

28

Section 8.5

Amendment

28

Section 8.6

Assignment

29

Section 8.7

Limitations on Rights of Others

29

Section 8.8

Assignment to Indenture Trustee

30

Section 8.9

Nonpetition Covenants

30

Section 8.10

Limitation of Liability of Owner Trustee, Indenture Administrator and

Indenture Trustee

30

Section 8.11

Governing Law

31

Section 8.12

Headings

31

Section 8.13

Counterparts

31

Section 8.14

Severability

31

Section 8.15

Trust Certificate

31

ARTICLE IX

31

Section 9.1

Intent of the Parties; Reasonableness

31

Section 9.2

Reporting Requirements

32

Section 9.3

Administrator Compliance Statement

32

Section 9.4

Report on Assessment of Compliance and Attestation

32

Attachment A

Form of Annual Certification

Attachment B

Servicing Criteria To Be Addressed in Assessment of Compliance

ADMINISTRATION AGREEMENT

SLC Student Loan Trust 2010-1 Administration Agreement, dated as of July 6, 2010 (this “Agreement”), among (i) SLC Student Loan Trust 2010-1 (the “Issuer”), (ii) SLC Student Loan Receivables I, Inc. (the “Depositor”) and (iii) The Student Loan Corporation, not in its individual capacity but solely in its capacity as servicer (in such capacity, the “Servicer”) and as administrator (in such capacity, the “Administrator”).

RECITALS

WHEREAS, the Issuer is issuing (i) its Student Loan Asset-Backed Notes (collectively, the “Notes”) pursuant to the Indenture, dated as of July 6, 2010 (the “Indenture”), among the Issuer, U.S. Bank National Association, not in its individual capacity but solely as the indenture trustee (the “Indenture Trustee”), Citibank, N.A., not in its individual capacity but solely as the eligible lender trustee (in such capacity, the “Eligible Lender Trustee”) and as the indenture administrator (in such capacity, the “Indenture Administrator”), and (ii) a Trust Certificate (the “Trust Certificate”) pursuant to the Trust Agreement, dated as of July 6, 2010, between the Depositor and Wilmington Trust Company, not in its individual capacity but solely in its capacity as owner trustee (in such capacity, the “Owner Trustee”), as amended and restated by the Amended and Restated Trust Agreement, dated as of July 6, 2010 (the “Trust Agreement”);

WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and the Trust Certificate, including the Trust Agreement, the Servicing Agreement, the Sale Agreement, the Eligible Lender Trust Agreement (Issuer) and the Indenture;

WHEREAS, pursuant to certain Basic Documents and the Eligible Lender Trust Agreement (Issuer), the Issuer is required to perform certain duties in connection with (a) the Notes and the Collateral therefore pledged pursuant to the Indenture and (b) the Trust Certificate;

WHEREAS, the Issuer desires to have the Administrator and the Servicer perform certain of the duties of the Issuer referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement, the other Basic Documents and the Eligible Lender Trust Agreement (Issuer) as the Issuer may from time to time request; and

WHEREAS, the Administrator and the Servicer have the capacity to provide the services required hereby and are willing to perform such services for the Issuer on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Issuer, the Depositor, the Servicer and the Administrator hereby agree as follows:

ARTICLE I

Section 1.1

Definitions and Usage.  Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Indenture, which also contains rules as to usage that shall be applicable herein.

ARTICLE II

Section 2.1

Duties with Respect to the Indenture.  The Administrator agrees to consult with the Owner Trustee regarding the duties of the Issuer under the Indenture and the Depository Agreement.  The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer’s duties under the Indenture and the Depository Agreement.  The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture and the Depository Agreement.  In furtherance of the foregoing, the Administrator shall take the actions with respect to the following matters that it is the duty of the Issuer, the Indenture Trustee or the Indenture Administrator to take pursuant to the Indenture:

(a)

preparing or obtaining the documents and instruments required for authentication of the Notes and delivering the same to the Indenture Trustee and the Indenture Administrator (Section 2.2 of the Indenture);

(b)

preparing, obtaining or filing the instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.9 of the Indenture);

(c)

obtaining and preserving the Issuer’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Indenture Trust Estate (Section 3.4 of the Indenture);

(d)

preparing all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments necessary to protect the Indenture Trust Estate (Section 3.5 of the Indenture);

(e)

delivering, on behalf of the Issuer, the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Indenture Trust Estate, and the annual delivery of the Officers’ Certificate of the Issuer and certain other statements as to compliance, with the Indenture (Sections 3.6 and 3.9 of the Indenture);

(f)

in the event of a Servicer Default, the taking of all reasonable steps available to enforce the Issuer’s rights under the Basic Documents in respect of such Servicer Default (Section 3.7(d) of the Indenture);

(g)

monitoring the Issuer’s obligations as to the satisfaction and discharge of the Indenture and preparing an Officers’ Certificate of the Issuer and obtaining the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.1 of the Indenture);

(h)

selling of the Indenture Trust Estate in a commercially reasonable manner if an Event of Default resulting in a non-rescindable, non-waivable acceleration of the Notes has occurred and is continuing (Section 5.4 of the Indenture);

(i)

preparing and, after execution by the Issuer, filing with the Commission, any applicable State agencies and the Indenture Trustee documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies (Section 7.3 of the Indenture);

(j)

opening one or more accounts in the Issuer’s name, preparing Issuer Orders and Officers’ Certificates of the Issuer, obtaining the Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.2 and 8.3 of the Indenture);

(k)

preparing an Issuer Request and Officers’ Certificate of the Issuer and obtaining an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate (Sections 8.4 and 8.5 of the Indenture);

(l)

preparing Issuer Orders and obtaining Opinions of Counsel with respect to the execution of supplemental indentures (Sections 9.1, 9.2 and 9.3 of the Indenture);

(m)

preparing and obtaining the documents and instruments required for the execution and authentication of new Notes conforming to any supplemental indenture and delivering the same to the Owner Trustee, the Indenture Trustee and the Indenture Administrator (Section 9.6 of the Indenture);

(n)

preparing all Officers’ Certificates of the Issuer and obtaining any Independent Certificates and/or Opinions of Counsel with respect to any requests by the Issuer to the Indenture Trustee or the Indenture Administrator to take any action under the Indenture (Section 11.1(a) of the Indenture);

(o)

preparing and delivering Officers’ Certificates of the Issuer and obtaining any Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.1(b) of the Indenture);

(p)

preparing and delivering to Noteholders, the Indenture Trustee and the Indenture Administrator any agreements with respect to alternate payment and notice provisions (Section 11.6 of the Indenture);

(q)

recording the Indenture, if applicable (Section 11.15 of the Indenture);

(r)

calculating on each Distribution Date, as applicable, the Principal Distribution Amount and any applicable Specified Reserve Account Balance;

(s)

calculating on or before each Distribution Date, as applicable, any amounts to be deposited in, or withdrawn from, each Trust Account; and

(t)

instructing the Indenture Administrator to transfer funds on deposit in the Capitalized Interest Account to the Collection Account in accordance with Section 2.9 for inclusion in Available Funds on each applicable Distribution Date.

Section 2.2

Duties with Respect to the Issuer.  (a)  In addition to the duties of the Administrator set forth above and in the other Basic Documents, the Administrator shall perform the duties and obligations of the Issuer under the Basic Documents and the Administrator shall perform such calculations, including calculating on each LIBOR Determination Date, the applicable rate of interest for the applicable Accrual Period, and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates, opinions and notices as it shall be the duty of the Issuer, the Owner Trustee or the Administrator to prepare, file or deliver pursuant to the Basic Documents and the Eligible Lender Trust Agreement (Issuer), and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Basic Documents and the Eligible Lender Trust Agreement (Issuer).  Subject to Section 8.1, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents and the Eligible Lender Trust Agreement (Issuer)) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

(b)

The Administrator shall perform the duties of the Administrator set forth in Section 6.04 of the Trust Agreement and the Administrator shall be entitled to hire an Independent accounting firm to perform the duties described therein, the reasonable fees and expenses of which shall be paid by the Depositor or the holder of the Trust Certificate, if not then held by the Depositor.

(c)

The Administrator shall perform any other duties expressly required to be performed by the Administrator under the Trust Agreement and the other Basic Documents.

(d)

The Administrator shall be responsible for preparing and delivering, on behalf of the Issuer, (i) all notices required by any Clearing Agency or stock exchange upon which the Notes are then listed and (ii) any information required to effectuate the listing of the Notes on a stock exchange of international standing and, if applicable, the transfer of the listing of the Notes to an alternative stock exchange of international standing.

(e)

The Administrator may instruct the Eligible Lender Trustee, as holder of the Trust Student Loans on behalf of the Trust, to take any action or make any election regarding payments made on or with respect to the Trust Student Loans (including, without limitation, Special Allowance Payments and Interest Subsidy Payments) that is permitted by the Higher Education Act and any other applicable federal law; provided, however, that any such election shall not adversely affect in any material respect the interests of any Noteholder, as evidenced by either (i) satisfaction of the Notice Condition in connection therewith or (ii) delivery of an Opinion of Counsel to the Eligible Lender Trustee.

(f)

Subject to Section 2.18, in carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be, in the Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

Section 2.3

Establishment of Trust Accounts.  (a)  On or prior to the Closing Date, the Administrator shall establish at the Indenture Administrator the following Eligible Deposit Accounts as more fully described below.

(i)

The Indenture Administrator, for the benefit of the Noteholders, the holder of the Trust Certificate and the Trust, shall establish and maintain in the name of the Indenture Trustee, an Eligible Deposit Account (the “Collection Account”) bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust.  The Collection Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of the Indenture Administrator.  On the Closing Date, the Depositor shall deposit, or cause to be deposited, the Collection Account Initial Deposit into the Collection Account.

(ii)

The Indenture Administrator, for the benefit of the Noteholders, the holder of the Trust Certificate and the Trust, shall establish and maintain in the name of the Indenture Trustee, an Eligible Deposit Account (the “Reserve Account”) bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust.  The Reserve Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of the Indenture Administrator.  On the Closing Date, the Depositor shall deposit, or cause to be deposited, the Reserve Account Initial Deposit into the Reserve Account.

(iii)

The Indenture Administrator, for the benefit of the Noteholders, the holder of the Trust Certificate and the Trust, shall establish and maintain in the name of the Indenture Trustee, an Eligible Deposit Account (the “Capitalized Interest Account”) bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust.  The Capitalized Interest Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of the Indenture Administrator.  On the Closing Date, the Depositor shall deposit, or cause to be deposited, the Capitalized Interest Account Initial Deposit into the Capitalized Interest Account.

(b)

Funds on deposit in each account specified in Section 2.3(a) above (collectively, the “Trust Accounts”) shall be invested by the Indenture Administrator (or any custodian or designated agent with respect to any amounts on deposit in such accounts) in Eligible Investments (including Eligible Investments of the Indenture Trustee or the Indenture Administrator) solely pursuant to written instructions by the Administrator; provided, however, it is understood and agreed that the Indenture Administrator shall not be liable for the selection of, or any loss arising from such investment in, Eligible Investments.  All such Eligible Investments shall be held by the Indenture Administrator (or any custodian on behalf of the Indenture Administrator) for the benefit of the Issuer; provided, that on the Business Day preceding each Distribution Date, all Investment Earnings on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of Available Funds for such Distribution Date.  Other than as described in the following proviso, funds on deposit in the Trust Accounts shall only be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day preceding the following Monthly Servicing Payment Date (to the extent necessary to pay the Primary Servicing Fee payable on such date) or on the following Distribution Date; provided, that funds deposited in a Trust Account on a Business Day which immediately precedes a Monthly Servicing Payment Date or Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

(c)

The Depositor and the Issuer pledged to the Indenture Trustee all of their respective right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate.  Subject to the Administrator’s power to instruct the Indenture Trustee or the Indenture Administrator, as applicable, pursuant to Section 2.3(b) above and Section 2.3(e) below, the Trust Accounts shall be under the sole dominion and control of the Indenture Administrator on behalf of the Indenture Trustee for the benefit of the Noteholders, the holder of the Trust Certificate and the Issuer.  If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Administrator (on behalf of the Indenture Trustee and the Indenture Administrator) agrees, by its acceptance hereto, that it shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account.  In connection with the foregoing, the Administrator agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Administrator, the Administrator shall notify the Indenture Trustee and the Indenture Administrator in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

(d)

With respect to the Trust Account Property, the Indenture Administrator agrees, by its acceptance hereof, that:

(i)

any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the second to last sentence of Section 2.3(c) and, subject to Section 2.3(b), each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Administrator on behalf of the Indenture Trustee, and the Indenture Administrator shall have sole signature authority with respect thereto;

(ii)

any Trust Account Property that constitutes Physical Property shall be Delivered to the Indenture Administrator on behalf of the Indenture Trustee in accordance with paragraph (a) of the definition of “Delivery” and shall be held, pending maturity or disposition, solely by the Indenture Administrator on behalf of the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Administrator on behalf of the Indenture Trustee;

(iii)

any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be Delivered in accordance with paragraph (b) of the definition of “Delivery” and shall be maintained by the Indenture Administrator on behalf of the Indenture Trustee, pending maturity or disposition, through continuous book-entry registration of such Trust Account Property as described in such paragraph; and

(iv)

any Trust Account Property other than cash that is an “uncertificated security” under Article 8 of the UCC and that is not governed by clause (iii) above shall be Delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of “Delivery” and shall be maintained by the Indenture Administrator on behalf of the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee’s (or, as its nominee, the Indenture Administrator’s or other nominee’s) ownership of such security.

Notwithstanding anything to the contrary set forth in this Section 2.3(d), the Indenture Trustee and the Indenture Administrator shall have no liability or obligation in respect of any failed Delivery, as contemplated herein, other than with respect to a Delivery which fails as a result of any action or inaction on behalf of the Indenture Trustee or the Indenture Administrator.

(e)

The Administrator shall have the power, revocable for cause or upon the occurrence and during the continuance of an Administrator Default by the Indenture Trustee or by the Owner Trustee or the Indenture Administrator with the consent of the Indenture Trustee, to instruct the Indenture Trustee or the Indenture Administrator to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer, the Administrator or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee or the Indenture Administrator or to carry out its duties under the Indenture.

Section 2.4

Collections.  The Servicer shall remit within two Business Days of receipt thereof by it (including amounts received by it from any subservicer) to the Collection Account (i) all identifiable payments by or on behalf of the Obligors with respect to the Trust Student Loans (other than Purchased Student Loans) as collected during the Collection Period and (ii) any Interest Subsidy Payments and Special Allowance Payments received by it with respect to the Trust Student Loans during the Collection Period.

Section 2.5

Application of Collections.  With respect to each Trust Student Loan, all collections (including all Guarantee Payments) with respect thereto for each Collection Period shall be applied to interest and principal on such Trust Student Loan by the Servicer in accordance with its customary practice.

Section 2.6

Additional Deposits.  The Servicer shall deposit or cause to be deposited in the Collection Account the aggregate purchase price with respect to Purchased Student Loans as determined pursuant to Section 3.5 of the Servicing Agreement and all other amounts to be paid by the Servicer under Section 3.5 of the Servicing Agreement on or before the third Business Day before the related Distribution Date, and the Depositor shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Depositor under Section 6 of the Sale Agreement when such amounts are due.

Section 2.7

Distributions.  (a)  On or before the third Business Day immediately preceding each Distribution Date, the Administrator shall calculate all amounts required to be deposited into the Collection Account from the Trust Accounts, as applicable, including the amount of all Investment Earnings to be transferred from the Trust Accounts to the Collection Account, and the amounts to be distributed therefrom on the related Distribution Date.  On the fifth Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date, as applicable, the Administrator shall calculate all amounts required to be deposited into the Collection Account from the Reserve Account and the Capitalized Interest Account, and the amounts to be distributed therefrom on the related Monthly Servicing Payment Date.  In addition to and in furtherance of the foregoing, the Administrator shall:

(i)

calculate all amounts required to be deposited into the Collection Account from the Reserve Account and the Capitalized Interest Account on or before the second Business Day preceding each Distribution Date; and

(ii)

calculate, in each case, if and to the extent applicable, the Interest Distribution Amount, the Specified Overcollateralization Amount, the Principal Distribution Amount and the Specified Reserve Account Balance on or before the second Business Day immediately preceding such Distribution Date.

(b)

The Administrator shall instruct the Indenture Administrator in writing no later than the third Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date (based on the information contained in the Administrator’s Officers’ Certificate and the related Servicer’s Report delivered pursuant to Section 3.1(a) and (b) below) to distribute to the Servicer, by 1:00 p.m. (New York time) on such Monthly Servicing Payment Date, from and to the extent of Available Funds on deposit in the Collection Account the Primary Servicing Fee due with respect to the preceding calendar month, and the Indenture Administrator shall comply with such instructions received by the Administrator pursuant to this Section 2.7(b).

(c)

The Administrator shall instruct the Indenture Administrator in writing no later than one Business Day preceding each Distribution Date (based on the information contained in the Administrator’s Certificate and the related Servicer’s Report delivered pursuant to Sections 3.1(a) and 3.1(c) below) to make the deposits and distributions set forth in Section 2.8 to the Persons or to the account specified below by 1:00 p.m. (New York time) on such Distribution Date (provided, that funds are not required to be distributed pursuant to Section 5.4(b) of the Indenture).  These deposits and distributions shall be made to the extent of the amount of Available Funds for that Distribution Date in the Collection Account, plus (i) amounts transferred from the Capitalized Interest Account pursuant to Section 2.9 and (ii) amounts transferred from the Reserve Account pursuant to Section 2.10.  The amount of Available Funds in the Collection Account for each Distribution Date shall be distributed pursuant to the priority of distributions set forth under Section 2.8 below.  The Indenture Administrator shall comply with such instructions received by the Administrator pursuant to this Section 2.7(c); provided, that in the absence of receipt of such instructions from the Administrator, the Indenture Administrator shall take any necessary actions and make any required calculations as necessary to cause payment to Noteholders of the Interest Distribution Amount for any Distribution Date pursuant to Section 2.8(b) below.

The Administrator shall instruct the Indenture Administrator in writing no later than one Business Day preceding each Distribution Date to make the payments pursuant to paragraph (a)(2) of the definition of Available Funds.

(d)

The Administrator shall instruct the Indenture Administrator in writing no later than one Business Day after receipt of a written request to reimburse the Servicer (to the extent of Available Funds) for any net payments made on behalf of the Issuer to the Department in respect of special allowance payment rebates pursuant to Section 3.8 of the Servicing Agreement.

Section 2.8

Priority of Distributions.  On each Distribution Date, the Administrator shall instruct the Indenture Administrator to first pay itself, the Administrator, the Indenture Trustee, the Paying Agent, the Owner Trustee and the Eligible Lender Trustee their respective portions of the Trustee Fees for such Distribution Date plus all other amounts due to them under the Basic Documents for such Distribution Date (all such Trustee Fees and other amounts due to such parties not to exceed $115,000 per annum in the aggregate prior to an Event of Default specified in Section 5.1(i), 5.1(ii), 5.1(iv) or 5.1(v) of the Indenture which has resulted in an acceleration of the Notes), and then to make the following deposits and distributions in the amounts and in the order of priority set forth below:

(a)

to the Servicer, the Primary Servicing Fee due on that Distribution Date;

(b)

to the Noteholders, the Interest Distribution Amount;

(c)

to the Noteholders, until the Outstanding Amount of the Notes has been reduced to zero, the Principal Distribution Amount;

(d)

to the Reserve Account, the amount, if any, necessary to reinstate the balance of the Reserve Account to the Specified Reserve Account Balance;

(e)

to the Noteholders, until the Outstanding Amount of the Notes has been reduced to zero, any remaining amounts after application of the preceding clauses;

(f)

to the Servicer, for any unpaid Carryover Servicing Fee;

(g)

to the Administrator, Indenture Administrator, the Indenture Trustee, the Paying Agent, the Eligible Lender Trustee, the Owner Trustee, the Irish paying agent and the Irish Stock Exchange, (but only in respect of such paying agent’s fees and fees associated with listing the Notes on the Irish Stock Exchange), pro rata, for all amounts due to each of them under the Basic Documents and not previously paid; and

(h)

to the holder of the Trust Certificate (as identified to the Indenture Administrator by the Owner Trustee), any remaining amounts after application of the preceding clauses.

Section 2.9

Capitalized Interest Account.  (a)  On the Closing Date, the Issuer shall deposit, or cause to be deposited, the Capitalized Interest Account Initial Deposit into the Capitalized Interest Account.

(b)

In the event that Available Funds, through the August 2016 Distribution Date, are insufficient to (i) make payments to the Indenture Administrator, the Administrator, the Indenture Trustee, the Paying Agent, the Owner Trustee and the Eligible Lender Trustee of their respective portions of the Trustee Fees for such Distribution Date and (ii) make the payments described under Section 2.8(b) above on any Distribution Date, the Administrator shall instruct the Indenture Administrator in writing to withdraw from the Capitalized Interest Account on each Distribution Date an amount equal to such deficiency, and to distribute such amounts in the same order and priority as is set forth in Section 2.8 above.

(c)

On the November 2010 Distribution Date, the February 2011 Distribution Date and the May 2011 Distribution Date, the Administrator shall instruct the Indenture Administrator in writing to withdraw from the Capitalized Interest Account any amounts on deposit in the Capitalized Interest Account in excess of $80,000,000 and deposit such amounts into the Collection Account for inclusion in Available Funds on that Distribution Date.

(d)

On the August 2011 Distribution Date, the November 2011 Distribution Date, the February 2012 Distribution Date and the May 2012 Distribution Date, the Administrator shall instruct the Indenture Administrator in writing to withdraw from the Capitalized Interest Account any amounts on deposit in the Capitalized Interest Account in excess of $64,000,000 and deposit such amounts into the Collection Account for inclusion in Available Funds on that Distribution Date.

(e)

On the August 2012 Distribution Date, the November 2012 Distribution Date, the February 2013 Distribution Date and the May 2013 Distribution Date, the Administrator shall instruct the Indenture Administrator in writing to withdraw from the Capitalized Interest Account any amounts on deposit in the Capitalized Interest Account in excess of $48,000,000 and deposit such amounts into the Collection Account for inclusion in Available Funds on that Distribution Date.

(f)

On the August 2013 Distribution Date, the November 2013 Distribution Date, the February 2014 Distribution Date and the May 2014 Distribution Date, the Administrator shall instruct the Indenture Administrator in writing to withdraw from the Capitalized Interest Account any amounts on deposit in the Capitalized Interest Account in excess of $32,000,000 and deposit such amounts into the Collection Account for inclusion in Available Funds on that Distribution Date.

(g)

On the August 2014 Distribution Date, the November 2014 Distribution Date, the February 2015 Distribution Date and the May 2015 Distribution Date, the Administrator shall instruct the Indenture Administrator in writing to withdraw from the Capitalized Interest Account any amounts on deposit in the Capitalized Interest Account in excess of $21,000,000 and deposit such amounts into the Collection Account for inclusion in Available Funds on that Distribution Date.

(h)

On the August 2015 Distribution Date, the November 2015 Distribution Date, the February 2016 Distribution Date and the May 2016 Distribution Date, the Administrator shall instruct the Indenture Administrator in writing to withdraw from the Capitalized Interest Account any amounts on deposit in the Capitalized Interest Account in excess of $11,000,000 and deposit such amounts into the Collection Account for inclusion in Available Funds on that Distribution Date.

(i)

On the August 2016 Distribution Date, the Administrator shall instruct the Indenture Administrator in writing to withdraw from the Capitalized Interest Account any amounts remaining on deposit in the Capitalized Interest Account and deposit such amounts into the Collection Account for inclusion in Available Funds on that Distribution Date.

Section 2.10

Reserve Account.  (a)  On the Closing Date, the Depositor shall deposit, or cause to be deposited, the Reserve Account Initial Deposit into the Reserve Account.

(b)

If the Primary Servicing Fee for any Monthly Servicing Payment Date or Distribution Date exceeds the amount distributed to the Servicer pursuant to Section 2.7(b) above and Section 2.8(a) above on such Monthly Servicing Payment Date or Distribution Date, the Administrator shall instruct the Indenture Administrator in writing to withdraw from the Reserve Account on such Monthly Servicing Payment Date or Distribution Date an amount equal to such excess, to the extent of funds available therein, and to distribute such amount to the Servicer; provided, however, that, except as provided in Section 2.10(f) below, amounts on deposit in the Reserve Account will not be available to cover any unpaid Carryover Servicing Fee to the Servicer.

(c)

If the Available Funds, plus amounts transferred from the Capitalized Interest Account through the August 2016 Distribution Date pursuant to Section 2.9 above, are insufficient to make the payments described under Sections 2.8(a) and 2.8(b) above on any Distribution Date, the Administrator shall instruct the Indenture Administrator in writing to withdraw from the Reserve Account on each Distribution Date an amount equal to such deficiency, to the extent of funds available therein after giving effect to clause (b) above, and to distribute such amounts in the same order and priority as is set forth in Section 2.8 above.

(d)

If, on the Note Final Maturity Date, the amount distributed to such Noteholders pursuant to Section 2.8(c) and 2.8(e) above on such date is insufficient to reduce the Outstanding Amount of the Notes to zero, the Administrator shall instruct the Indenture Administrator in writing to withdraw from the Reserve Account on such Note Final Maturity Date the amount required to reduce the principal balance of any such maturing Notes to zero, to the extent of funds available therein after giving effect to clauses (b) and (c) above, and to distribute such amount to the Noteholders as set forth in Section 2.8(c) above.

(e)

After giving effect to clauses (b) through (d) above, if the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits or withdrawals therefrom on such Distribution Date other than pursuant to this Section 2.10(e)) is greater than the Specified Reserve Account Balance for such Distribution Date, the Administrator shall instruct the Indenture Administrator in writing to withdraw the amount on deposit in excess of the Specified Reserve Account Balance and deposit such amount into the Collection Account.

(f)

On the final Distribution Date upon termination of the Trust and following the payment in full of the Outstanding Amount of the Notes and of all other amounts (other than Carryover Servicing Fees) owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders, the Servicer, the Indenture Trustee or the Administrator, as applicable, to the extent that Available Funds on such date are insufficient to make the following payments, amounts remaining in the Reserve Account shall be used to pay any Carryover Servicing Fees.  Any amount remaining on deposit in the Reserve Account after such payments have been made shall be distributed to the holder of the Trust Certificate.  The holder of the Trust Certificate shall in no event be required to refund any amounts properly distributed pursuant to this Section 2.10(f).

Anything in this Section 2.10 to the contrary notwithstanding, if the market value of securities and cash in the Reserve Account and any other Available Funds is on any Distribution Date sufficient to pay the remaining principal amount of and interest accrued on the Notes, and to pay any unpaid Primary Servicing Fees and Administration Fees and all other amounts due by the Trust on such Distribution Date, such amount shall be so applied on such Distribution Date and the Administrator shall instruct the Owner Trustee and the Indenture Administrator to use all amounts in the Reserve Account and all other Available Funds to pay such amounts due or outstanding.

Section 2.11

[Reserved].

Section 2.12

Investment Earnings; Other Trust Accounts.  The Administrator shall instruct the Indenture Administrator to (1) withdraw all Investment Earnings, if any, on deposit in the Reserve Account and the Capitalized Interest Account on each Distribution Date; (2) deposit such amounts into the Collection Account; and (3) include such amounts as Available Funds for that Distribution Date.

Section 2.13

Statements to Holder of the Trust Certificate and Noteholders.  No later than 11:00 a.m. (New York time) on the third Business Day preceding a Distribution Date, the Administrator shall provide to the Indenture Administrator, the Indenture Trustee and the Owner Trustee (with a copy to the Rating Agencies) for the Indenture Administrator to forward on such succeeding Distribution Date to each Noteholder of record and for the Owner Trustee to forward on such succeeding Distribution Date to the holder of the Trust Certificate of record a statement, setting forth at least the following information with respect to such Distribution Date as to the Notes and the Trust Certificate to the extent applicable:

(a)

the amount of such distribution allocable to principal of the Notes;

(b)

the amount of the distribution allocable to interest on the Notes;

(c)

the amount of the distribution allocable to the Trust Certificate, if any;

(d)

the Pool Balance as of the close of business on the last day of the preceding Collection Period;

(e)

the aggregate outstanding principal balance of the Notes and the Note Pool Factor as of such Distribution Date, after giving effect to payments allocated to principal reported under clauses (a) and (c) above;

(f)

the Note Rate for the next period;

(g)

the amount of the Primary Servicing Fee and any Carryover Servicing Fee paid to the Servicer on such Distribution Date and on the two preceding Monthly Servicing Payment Dates, and the amount, if any, of the Carryover Servicing Fee remaining unpaid after giving effect to any such payments;

(h)

the amount of any Note Interest Shortfall, if any, and the change in such amount from the preceding statement;

(i)

the aggregate Purchase Amounts for Trust Student Loans, if any, that were repurchased by the Depositor or purchased by the Servicer or The Student Loan Corporation from the Issuer during such Collection Period;

(j)

the balance of the Reserve Account and the Capitalized Interest Account on such Distribution Date, after giving effect to changes therein on such Distribution Date; and

(k)

the balance of Trust Student Loans that are delinquent in each delinquency period as of the end of that Collection Period.

Each amount set forth pursuant to clauses (a) and (b) above shall be expressed as a dollar amount per $1,000 of original principal balance of the applicable Note.  A copy of the statements referred to above may be obtained by any holder of the Trust Certificate or Note Owner by a written request to the Owner Trustee or the Indenture Administrator, respectively, addressed to the respective Corporate Trust Office.

Section 2.14

Non-Ministerial Matters.  With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction.  For the purpose of the preceding sentence, “non-ministerial matters” shall include:

(a)

the amendment of or any supplement to the Indenture;

(b)

the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Trust Student Loans);

(c)

the amendment, change or modification of the Basic Documents;

(d)

the appointment of successor Note Registrars, successor Paying Agents, successor Indenture Trustees and successor Indenture Administrators pursuant to the Indenture or the appointment of Successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agents or Indenture Trustee of its obligations under the Indenture; and

(e)

the removal of the Indenture Trustee.

Section 2.15

Exceptions.  Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein, in the other Basic Documents or in the Eligible Lender Trust Agreement (Issuer), the Administrator shall not be obligated to, and shall not, (a) make any payments to the Noteholders under the Basic Documents, (b) sell the Indenture Trust Estate pursuant to Section 5.04 of the Indenture, (c) take any other action that the Issuer directs the Administrator not to take on its behalf, (d) in connection with its duties hereunder assume any indemnification obligation of any other Person or (e) service the Trust Student Loans.

Section 2.16

Compensation.  As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to an administration fee in an amount equal to $20,000 per Collection Period (the “Administration Fees”), payable proportionately in arrears on each Distribution Date pursuant to Section 2.8.

The Administrator shall be solely responsible for the payment of fees due to any sub-administrator.

Section 2.17

Servicer and Administrator Expenses.  Each of the Servicer and the Administrator shall be severally required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer or the Administrator, as the case may be, and expenses incurred in connection with distributions and reports to the Administrator or to the holder of the Trust Certificate and the Noteholders, as the case may be.

Section 2.18

Appointment of Sub-administrator.  The Administrator may at any time appoint a sub-administrator to perform all or any portion of its obligations as Administrator hereunder; provided, however, that any applicable Notice Condition shall have been satisfied in connection therewith; provided, further, that the Administrator shall remain obligated and be liable to the Issuer, the Owner Trustee, the Indenture Administrator, the Indenture Trustee and the Noteholders for administering the Issuer in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such sub-administrator and to the same extent and under the same terms and conditions as if the Administrator alone were administering the Issuer.  The fees and expenses of the sub-administrator shall be as agreed between the Administrator and its sub-administrator from time to time and none of the Issuer, the Owner Trustee, the Indenture Administrator, the Indenture Trustee or the Noteholders shall have any responsibility therefor.  With respect to satisfying the Notice Condition referred to above, the term “sub-administrator” shall be deemed not to include systems providers, systems developers or systems maintenance contractors, collection agencies, credit bureaus, lock box providers, mail service providers and other similar types of service providers.

ARTICLE III

Section 3.1

Administrator’s Certificate; Servicer’s Report.  (a)  On or before the tenth day of each month (or, if any such day is not a Business Day, on the next succeeding Business Day), the Servicer shall deliver to the Administrator a Servicer’s Report with respect to the preceding month containing all information necessary for the Administrator to receive in connection with the preparation of the Administrator’s Officers’ Certificate covering such calendar month referred to in Section 3.1(b) below.  On or before the tenth day (or, if any such day is not a Business Day, on the next succeeding Business Day), preceding each Distribution Date the Servicer shall deliver to the Administrator a Servicer’s Report with respect to the preceding Collection Period containing all information necessary for the Administrator to receive in connection with the preparation of the Administrator’s Certificate covering such Collection Period referred to in Section 3.1(c) below.

(b)

On the third Business Day prior to each Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall deliver to the Owner Trustee and the Indenture Administrator, an Administrator’s Officers’ Certificate containing all information necessary to pay the Servicer the Primary Servicing Fee due on such Monthly Servicing Payment Date pursuant to Section 2.7(b) above.

(c)

On the third Business Day prior to a Distribution Date, the Administrator shall deliver to the Owner Trustee and the Indenture Administrator, with a copy to the Rating Agencies, an Administrator’s Certificate containing all information necessary to make the distributions pursuant to Sections 2.7 and 2.8 above, if applicable, for the Collection Period preceding the date of such Administrator’s Certificate.

(d)

Prior to each Determination Date, the Administrator shall determine the Note Rate that will be applicable to the Distribution Date following such Determination Date, in compliance with its obligation to prepare and deliver an Administrator’s Certificate on such Determination Date pursuant to this Section 3.1.  In connection therewith, the Administrator shall calculate Two-Month LIBOR and Three-Month LIBOR for the first Accrual Period and for each subsequent Accrual Period shall calculate, on each LIBOR Determination Date during such Accrual Period, Three-Month LIBOR.

(e)

The Administrator shall furnish to the Issuer from time to time such information regarding the Collateral as the Issuer shall reasonably request.

(f)

At the request of the Rating Agencies, the Indenture Administrator shall send a copy of any Officer’s Certificate and any report referred to in this Section 3.1 to the Rating Agencies.

(g)

On or before the sixtieth day following a Distribution Date, and provided that reasonable request therefor has been made on or before such Distribution Date, the Administrator shall provide to any Rating Agency information with respect to a pool of loans representative of the Trust Student Loans as of the last day of the related Collection Period.

Section 3.2

Annual Statement as to Compliance; Notice of Default; Financial Statements.  (a)  Each of the Servicer and the Administrator shall deliver to the Owner Trustee, the Indenture Trustee and the Indenture Administrator, by March 20th of each calendar year commencing in 2011 (or if not a Business Day, the immediately preceding Business Day), an Officer’s Certificate of the Servicer or the Administrator, as the case may be, dated as of December 31st of the preceding year, stating that (i) a review of the activities of the Servicer or the Administrator, as the case may be, during the preceding 12-month period (or, in the case of the first such certificate, during the period from the Closing Date to December 31, 2010) and of its performance under this Agreement has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, the Servicer or the Administrator, as the case may be, has fulfilled its obligations in all material respects under this Agreement and, with respect to the Servicer, the Servicing Agreement throughout such year or, if there has been a material default in the fulfillment of any such obligation, specifying each such material default known to such officers and the nature and status thereof.  A copy of each such Officers’ Certificate and each report referred to in Section 3.1 may be obtained by the holder of the Trust Certificate, any Noteholder or any Note Owner by a request in writing to the Owner Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Owner Trustee that such Person is one of the foregoing parties.  Upon the telephone request of the Owner Trustee, the Indenture Administrator shall promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.

(b)

The Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Indenture Administrator and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers’ Certificate of the Servicer of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 5.01 of the Servicing Agreement.

(c)

The Administrator shall deliver to the Owner Trustee, the Indenture Trustee, the Indenture Administrator and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers’ Certificate of the Administrator of any event which with the giving of notice or lapse of time, or both, would become an Administrator Default under Section 5.1 below.

(d)

At any time that the Administrator is not an Affiliate of the Depositor, the Administrator shall provide to the Owner Trustee, the Indenture Trustee, the Indenture Administrator and the Rating Agencies (i) as soon as possible and in no event more than 120 days after the end of each fiscal year of the Administrator, audited financials as at the end of and for such year and (ii) as soon as possible and in no event more than 30 days after the end of each quarterly accounting period of the Administrator unaudited financials as at the end of and for such period.

Section 3.3

Annual Independent Certified Public Accountants’ Report.  Each of the Servicer and the Administrator shall cause a registered public accounting firm (as the term is used in Item 1122 of Regulation AB), which may also render other services to the Servicer or the Administrator, as the case may be, to deliver to the Owner Trustee and the Rating Agencies on or before March 20th of each calendar year, a report addressed to the Servicer or the Administrator, as the case may be, and to the Owner Trustee, to the effect that such firm has examined certain documents and records relating to the servicing or the administration, as the case may be, of the Trust Student Loans and of the Trust during the preceding calendar year (or, in the case of the first such report, during the period from the Closing Date to December 31, 2010) in evaluating the Servicer’s and Administrator’s compliance with the Servicing Agreement and this Agreement, respectively, and that, on the basis of the auditing and accounting procedures considered appropriate under the circumstances and in accordance with standards established by the American Institute of Certified Public Accountants, such firm is of the opinion that the servicing and administration, as applicable, of the Trust Student Loans and the Trust was conducted, in all material respects, in compliance with the terms of the Servicing Agreement and this Agreement, respectively, except for such exceptions as shall be set forth in such report.  Such report will also indicate that the firm is independent of the Servicer or the Administrator, as the case may be, within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.  The Administrator shall promptly deliver a copy of any such report delivered by a registered public accounting firm to the Indenture Administrator and the Indenture Trustee.

ARTICLE IV

Section 4.1

Representations of Administrator.  The Student Loan Corporation, as Administrator, makes the following representations on which the Issuer is deemed to have relied in acquiring the Trust Student Loans.  The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale of the Trust Student Loans to the Owner Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

(a)

Organization and Good Standing.  The Administrator is duly incorporated and validly existing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)

Power and Authority.  The Administrator has the corporate power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Administrator by all necessary corporate action.

(c)

Binding Obligation.  This Agreement has been duly authorized, executed and delivered by the Administrator and, assuming that it is duly executed and delivered by the parties hereto, constitutes a valid and binding agreement of the Administrator, enforceable against the Administrator in accordance with its terms; except that the enforceability hereof may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (c) with respect to rights to indemnity hereunder, limitations of public policy under applicable securities laws.

(d)

No Violation.  The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of the Administrator, or any indenture, agreement or other instrument to which the Administrator is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of the Administrator, any order, rule or regulation applicable to the Administrator of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties.

(e)

No Proceedings.  There are no legal or governmental proceedings or investigations pending against the Administrator or, to its best knowledge, threatened or contemplated against the Administrator or to which the Administrator or any of its subsidiaries is party or of which any property of the Administrator or any of its subsidiaries is the subject, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties or by any other party: (i) asserting the invalidity of this Agreement or any of the other Basic Documents, the Notes or the Trust Certificate, (ii) seeking to prevent the issuance of the Notes or the Trust Certificate or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Administrator of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents, the Trust, the Notes or the Trust Certificate or (iv) seeking to affect adversely the Federal or state income tax attributes of the Issuer, the Notes or the Trust Certificate.

(f)

All Consents.  All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Administrator in connection with the execution and delivery by the Administrator of this Agreement and the performance by the Administrator of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

Section 4.2

Liability of Administrator; Indemnities.  (a)  The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement.

(b)

The Administrator shall indemnify, defend and hold harmless the Issuer, the holder of the Trust Certificate, the Eligible Lender Trustee, the Indenture Trustee, the Indenture Administrator, the Owner Trustee (in its individual capacity and as trustee) and the Noteholders and any of the officers, directors, employees and agents of the Issuer from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Administrator in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

(c)

The Administrator shall indemnify the Indenture Trustee and the Indenture Administrator in their individual capacities and any of their officers, directors, employees and agents against any and all loss, liability, claim or expense (including, without limitation, costs and expenses of litigation and of investigation counsel fees, damages, judgments and amounts paid in settlement) incurred by them in connection with the performance of their duties under the Indenture and the other Basic Documents.  The Indenture Trustee and the Indenture Administrator shall notify the Issuer and the Administrator promptly of any claim for which they may seek indemnity.  Failure by the Indenture Trustee or the Indenture Administrator to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder and under the other Basic Documents.  Neither the Issuer nor the Administrator need to reimburse any expense or indemnify against any loss, liability, claim or expense incurred by the Indenture Trustee or the Indenture Administrator through its own willful misconduct, negligence or bad faith.

(d)

The Administrator shall indemnify the Owner Trustee, the Indenture Trustee, the Indenture Administrator and the Eligible Lender Trustee in their individual capacities and any of their officers, directors, employees and agents against any and all loss, liability, claims, actions, suits, damages, costs, penalties, taxes (excluding taxes payable by it on any compensation received by it for its services as trustee) of any kind and nature whatsoever or expense (including attorneys’ fees) incurred by them in connection with the performance of their duties under the Trust Agreement and the Eligible Lender Trust Agreements and the other Basic Documents.  The obligations of the Administrator under this clause (d) shall survive the termination of the Trust Agreement and the resignation or removal of the Owner Trustee, the Indenture Trustee and the Indenture Administrator.

(e)

Without limiting the generality of the foregoing, the Administrator shall indemnify the Owner Trustee in its individual capacity and any of its officers, directors, employees and agents against any and all liability relating to or resulting from any of the following:

(i)

any claim that the Trust Student Loans (or any guarantee with respect thereto) are delinquent, uncollectable, uninsured, illegal, invalid or unenforceable;

(ii)

any claim that the Trust Student Loans have not been made, administered, serviced or collected in accordance with applicable federal and state laws or the requirements of any Guarantor;

(iii)

any claim that any original note or other document evidencing or relating to the Trust Student Loans has been lost, misplaced or destroyed;

(iv)

any claim for failure to comply with the provisions of 34 CFR Sec. 682.203(b); and

(v)

any and all liabilities, obligations, losses, damages, taxes (other than taxes incurred as the result of the payment of fees and expenses pursuant to Section 8.01 of the Trust Agreement), claims, actions, suits, costs, expenses and disbursements (including legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted at any time against the Owner Trustee (individually or otherwise) (whether or not indemnified against by other parties) in any way relating to or arising out of the Trust Agreement, the Eligible Lender Trust Agreement (Issuer), any Basic Document, the administration of the Trust Estate or the action or inaction of the Owner Trustee thereunder.

(f)

The Owner Trustee shall notify the Administrator promptly of any claim for which it may seek indemnity.  Failure by the Owner Trustee to so notify the Administrator shall not relieve the Administrator of its obligations hereunder and under the other Basic Documents.  The Administrator shall defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Owner Trustee after it has assumed such defense; provided, however, that in the event that there may be a conflict between the positions of the Owner Trustee and the Administrator in conducting the defense of such claim, the Owner Trustee shall be entitled to separate counsel the fees and expenses of which shall be paid by the Administrator on behalf of the Issuer.  Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Owner Trustee through the Owner Trustee’s own willful misconduct, gross negligence or bad faith.

(g)

The Depositor shall pay reasonable compensation to the Indenture Trustee, the Indenture Administrator, the Eligible Lender Trustee and the Owner Trustee and shall reimburse the Indenture Trustee, the Indenture Administrator, the Eligible Lender Trustee and the Owner Trustee for all reasonable expenses, disbursements and advances.

(h)

For purposes of this Section 4.2, in the event of the termination of the rights and obligations of the Administrator (or any successor thereto pursuant to Section 4.3 below) as Administrator pursuant to Section 5.1 below, or a resignation by such Administrator pursuant to this Agreement, such Administrator shall be deemed to be the Administrator pending appointment of a successor Administrator pursuant to Section 5.2 below.

(i)

Indemnification under this Section 4.2 shall survive the resignation or removal of the Owner Trustee, the Indenture Trustee, the Eligible Lender Trustee or the Indenture Administrator or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation.  If the Administrator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Administrator, without interest.

Section 4.3

Merger or Consolidation of, or Assumption of the Obligations of, Administrator.  Any Person (a) into which the Administrator may be merged or consolidated, (b) which may result from any merger or consolidation to which the Administrator shall be a party or (c) which may succeed to the properties and assets of the Administrator substantially as a whole, shall be the successor to the Administrator without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Administrator hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following:  (i) the surviving Administrator, if other than The Student Loan Corporation, executes an agreement that states expressly that such Person assumes to perform every obligation of the Administrator under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 4.1 shall have been breached and no Administrator Default, and no event that, after notice or lapse of time, or both, would become an Administrator Default shall have occurred and be continuing, (iii) the surviving Administrator, if other than The Student Loan Corporation, shall have delivered to the Owner Trustee, the Indenture Trustee and the Indenture Administrator an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 4.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Notice Condition shall have been satisfied with respect to such transaction, (iv) unless The Student Loan Corporation is the surviving entity, such transaction will not result in a material adverse Federal or state tax consequence to the Issuer, the Noteholders or the holder of the Trust Certificate and (v) unless The Student Loan Corporation is the surviving entity, the Administrator shall have delivered to the Owner Trustee, the Indenture Trustee and the Indenture Administrator an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee, the Indenture Trustee and Indenture Administrator, respectively, in the Trust Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.  Anything in this Section 4.3 to the contrary notwithstanding, the Administrator may at any time assign its rights, obligations and duties under this Agreement to an Affiliate provided that the Notice Condition is satisfied in respect thereof.

Section 4.4

Limitation on Liability of Seller, Administrator and Others.  (a)  Neither the Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders or the holder of the Trust Certificate, or to the Indenture Trustee, the Indenture Administrator or the Owner Trustee except as provided under this Agreement for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that these provisions shall not protect the Administrator or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement.  The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder; provided, however, that the Administrator shall not rely on any document which is determined by the Administrator in its reasonable judgment to be erroneous on its face.

(b)

Except as provided in this Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer the Trust Student Loans and the Trust in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the holder of the Trust Certificate under this Agreement and the Noteholders under the Indenture and under this Agreement.

Section 4.5

Administrator May Own Certificates or Notes.  The Administrator and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of the Trust Certificate or Notes with the same rights as it would have if it were not the Administrator or an Affiliate thereof, except as expressly provided herein or in any other Basic Document.

Section 4.6

The Student Loan Corporation Not to Resign as Administrator.  Subject to the provisions of Section 4.3 above, The Student Loan Corporation shall not resign from the obligations and duties imposed on it as Administrator under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over The Student Loan Corporation or its properties.  Notice of any such determination permitting or requiring the resignation of The Student Loan Corporation shall be communicated to the Owner Trustee and the Indenture Administrator at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Administrator concurrently with or promptly after such notice.  No such resignation shall become effective until the Indenture Administrator or a successor to the Administrator shall have assumed the responsibilities and obligations of The Student Loan Corporation in accordance with Section 5.2 below.  Anything in this Section 4.6 to the contrary notwithstanding, the Administrator may resign at any time subsequent to the assignment of its rights, duties and obligations hereunder pursuant to Section 4.3 above.

ARTICLE V

Section 5.1

Administrator Default.  If any one of the following events (an “Administrator Default”) shall occur and be continuing:

(a)

(i) in the event that daily deposits into the Collection Account are not required, any failure by the Administrator to deliver to the Indenture Administrator for deposit in the Trust Accounts any Available Funds required to be paid on or before the Business Day immediately preceding any Monthly Servicing Payment Date or Distribution Date, as applicable; or

(ii)

any failure by the Administrator to direct the Indenture Administrator to make any required distributions from any of the Trust Accounts on any Monthly Servicing Payment Date or Distribution Date, which failure in case of either clause (i) or (ii) continues unremedied for five Business Days after written notice of such failure is received by the Administrator from the Indenture Administrator or the Owner Trustee or after discovery of such failure by an officer of the Administrator; or

(b)

any failure by the Administrator duly to observe or to perform in any material respect any other term, covenant or agreement of the Administrator set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of Noteholders or the holder of the Trust Certificate and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Administrator by the Indenture Administrator or the Owner Trustee or (B) to the Administrator, the Indenture Administrator and the Owner Trustee by the Noteholders or the holder of the Trust Certificate, as applicable, representing at least 50% of the Outstanding Amount of the Notes or representing the whole of the outstanding Trust Certificate (including such Trust Certificate if owned by the Depositor);

(c)

an Insolvency Event occurs with respect to the Administrator; or

(d)

any failure by the Administrator to deliver any information, report, certification or accountants’ letter when and as required under Article IX which continues unremedied for fifteen (15) calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered;

then, and in each and every case, so long as the Administrator Default shall not have been remedied, either the Indenture Trustee or the Noteholders evidencing at least 50% of the Outstanding Amount of the Notes, by notice then given in writing to the Administrator (and to the Indenture Trustee, the Indenture Administrator and the Owner Trustee, if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 4.2 above) of the Administrator under this Agreement.  On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Agreement, whether with respect to the Notes, the Trust Certificate, the Trust Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Administrator or such successor to the Administrator as may be appointed under Section 5.2 below; and, without limitation, the Indenture Administrator and the Owner Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination.  The predecessor Administrator shall cooperate with the successor to the Administrator, the Indenture Administrator and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Agreement.  All reasonable costs and expenses (including attorneys’ fees) incurred in connection with amending this Agreement to reflect such succession as Administrator pursuant to this Section shall be paid by the predecessor Administrator (other than the Indenture Administrator acting as the Administrator under this Section 5.1) upon presentation of reasonable documentation of such costs and expenses.  Upon receipt of notice of the occurrence of an Administrator Default, the Owner Trustee shall give notice thereof to the Rating Agencies.

Section 5.2

Appointment of Successor.  (a)  Upon receipt by the Administrator of notice of termination pursuant to Section 5.1 above, or the resignation by the Administrator in accordance with the terms of this Agreement, the predecessor Administrator shall continue to perform its functions as Administrator under this Agreement in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (i) the date 120 days from the delivery to the Owner Trustee, the Indenture Trustee and the Indenture Administrator of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (ii) the date upon which the predecessor Administrator shall become unable to act as Administrator as specified in the notice of resignation and accompanying Opinion of Counsel (the “Transfer Date”).  In the event of the termination hereunder of the Administrator, the Issuer shall appoint a successor to the Administrator acceptable to the Indenture Administrator, and the successor to the Administrator shall accept its appointment by a written assumption in form acceptable to the Indenture Administrator.  In the event that a successor to the Administrator has not been appointed at the time when the predecessor Administrator has ceased to act as Administrator in accordance with this Section, the Indenture Administrator without further action shall automatically be appointed the successor to the Administrator and the Indenture Administrator shall be entitled to the Administration Fee.  Notwithstanding the above, the Indenture Administrator shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution whose regular business shall include the servicing of student loans, as the successor to the Administrator under this Agreement.

(b)

Upon appointment, the successor to the Administrator (including the Indenture Administrator acting as successor to the Administrator), shall be the successor in all respects to the predecessor Administrator and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Administrator that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor to the Administrator (which shall not exceed the Administration Fee unless the Notice Condition has been satisfied in respect thereof) and all the rights granted to the predecessor Administrator by the terms and provisions of this Agreement.

(c)

Notwithstanding the foregoing or anything to the contrary herein or in the other Basic Documents, the Indenture Administrator, to the extent it is acting as successor to the Administrator pursuant hereto and thereto, shall be entitled to resign to the extent a qualified successor to the Administrator has been appointed and has assumed all the obligations of the Administrator in accordance with the terms of this Agreement and the other Basic Documents.

Section 5.3

Notification to Noteholders and Holder of Trust Certificate.  Upon any termination of, or appointment of a successor to, the Administrator pursuant to this Article V, the Owner Trustee shall give prompt written notice thereof to the holder of the Trust Certificate and the Indenture Administrator shall give prompt written notice thereof to Noteholders and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

Section 5.4

Waiver of Past Defaults.  The Noteholders of Notes evidencing at least a majority of the Outstanding Amount of the Notes (or the holder of the Trust Certificate, in the case of any default which does not adversely affect the Indenture Administrator or the Noteholders) may, on behalf of all Noteholders and the holder of the Trust Certificate, waive in writing any default by the Administrator in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement.  Upon any such waiver of a past default, such default shall cease to exist, and any Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

ARTICLE VI

Section 6.1

Termination.

(a)

Optional Purchase of All Trust Student Loans.  The Administrator shall notify the Servicer, the Depositor, the Issuer and the Indenture Administrator in writing, within 15 days after the last day of any Collection Period as of which the then outstanding Pool Balance is 12% or less of the Initial Pool Balance, of the percentage that the then outstanding Pool Balance bears to the Initial Pool Balance.  As of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, the Eligible Lender Trustee on behalf and at the direction of the Servicer, or any other “eligible lender” (within the meaning of the Higher Education Act) designated by the Servicer in writing to the Owner Trustee and the Indenture Administrator, shall have the option to purchase the Trust Estate, other than the Trust Accounts.  To exercise such option, the Servicer shall deposit, pursuant to Section 2.6 above, in the Collection Account an amount equal to the aggregate Purchase Amount for the Trust Student Loans and the related rights with respect thereto, and shall succeed to all interests in and to the Trust; provided, however, that the Servicer may not effect such purchase if (i) such aggregate Purchase Amounts do not equal or exceed the Minimum Purchase Amount plus any Carryover Servicing Fees or (ii) such aggregate Purchase Amounts exceed the Maximum Purchase Amount.  In the event the Servicer fails to notify the Owner Trustee, the Indenture Trustee and the Indenture Administrator in writing prior to the acceptance by the Indenture Trustee of a bid to purchase the Trust Estate pursuant to Section 4.4 of the Indenture that the Servicer intends to exercise its option to purchase the Trust Estate, the Servicer shall be deemed to have waived its option to purchase the Trust Estate as long as the Servicer has received 5 business days’ notice of its option to purchase and it has failed to notify the Eligible Lender Trustee, the Indenture Trustee and the Indenture Administrator of its exercise of such option prior to the Third-Party Financial Advisor accepting a bid to purchase such the Trust Student Loans remaining in the Trust, as provided in Section 4.4 of the Indenture.

(b)

Notice.  Notice of any termination of the Trust shall be given by the Administrator to the Owner Trustee, the Indenture Trustee and the Indenture Administrator as soon as practicable after the Administrator has received notice thereof.

(c)

Succession.  Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the holder of the Trust Certificate shall succeed to the rights of the Noteholders hereunder and the Owner Trustee shall succeed to the rights of, and assume the obligations of, the Indenture Trustee and the Indenture Administrator pursuant to this Agreement and any other Basic Documents.

ARTICLE VII

Section 7.1

Protection of Interests in Trust.  (a)  The Administrator, on behalf of the Depositor, shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer and the Indenture Trustee in the Trust Student Loans and in the proceeds thereof.  The Administrator shall deliver (or cause to be delivered) to the Owner Trustee, the Indenture Trustee and the Indenture Administrator file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b)

Neither the Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Owner Trustee, the Indenture Trustee and the Indenture Administrator at least five days’ prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

(c)

Each of the Depositor and the Servicer shall have an obligation to give the Owner Trustee, the Indenture Trustee and the Indenture Administrator at least 60 days’ prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment.  The Servicer shall at all times maintain each office from which it shall service Trust Student Loans, and its principal executive office, within the United States of America.

(d)

The Servicer shall maintain accounts and records as to each Trust Student Loan accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Trust Student Loan, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Trust Student Loan and the amounts from time to time deposited by the Servicer in the Collection Account in respect of such Trust Student Loan.

(e)

The Servicer shall maintain its computer systems so that, from and after the time of sale of the Trust Student Loans to the Owner Trustee on behalf of the Issuer, the Servicer’s master computer records (including any backup archives) that refer to a Trust Student Loan shall indicate clearly the interest of the Issuer, the Owner Trustee and the Indenture Trustee in such Trust Student Loan and that such Trust Student Loan is owned by the Owner Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee.  Indication of the Issuer’s, the Owner Trustee’s and the Indenture Trustee’s interest in a Trust Student Loan shall be deleted from or modified on the Servicer’s computer systems when, and only when, the related Trust Student Loan shall have been paid in full or repurchased.

(f)

If at any time the Depositor or the Administrator shall propose to sell, grant a security interest in, or otherwise transfer any interest in student loans to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they refer in any manner whatsoever to any Trust Student Loan, indicate clearly that such Trust Student Loan has been sold and is owned by the Owner Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee.

(g)

Upon reasonable notice, the Servicer shall permit the Indenture Administrator and the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer’s records regarding any Trust Student Loan.

(h)

Upon request, at any time the Owner Trustee or the Indenture Administrator have reasonable grounds to believe that such request would be necessary in connection with its performance of its duties under the Basic Documents, the Servicer shall furnish to the Owner Trustee or to the Indenture Administrator (in each case, with a copy to the Administrator and the Indenture Trustee), within five Business Days, a list of all Trust Student Loans (by borrower social security number, type of loan and date of issuance) then held as part of the Trust, and the Administrator shall furnish to the Owner Trustee or to the Indenture Administrator (with a copy to the Indenture Trustee), within 20 Business Days thereafter, a comparison of such list to the list of initial Trust Student Loans set forth in Schedule A to the Indenture as of the Closing Date and, for each Trust Student Loan that has been removed from the pool of loans held by the Owner Trustee on behalf of the Issuer, information as to the date as of which and circumstances under which each such Trust Student Loan was so removed.

(i)

The Depositor shall deliver to the Owner Trustee, the Indenture Trustee and the Indenture Administrator:

(i)

promptly after the execution and delivery of this Agreement and of each amendment thereto and on each Transfer Date, an Opinion of Counsel either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Trust Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

(ii)

within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Trust Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; provided, that a single Opinion of Counsel may be delivered in satisfaction of the foregoing requirement and that of Section 3.6(b) of the Indenture.

(j)

Each Opinion of Counsel referred to in subclause (i) or (ii) of clause (i) above shall specify (as of the date of such opinion and given all applicable laws as in effect on such date) any action necessary to be taken in the following year to preserve and protect such interest.

(k)

The Depositor shall, to the extent required by applicable law, cause the Trust Certificate and the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such Sections.

ARTICLE VIII

Section 8.1

Independence of the Administrator.  For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder.  Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

Section 8.2

No Joint Venture.  Nothing contained in this Agreement (a) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) shall be construed to impose any liability as such on any of them or (c) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 8.3

Other Activities of Administrator.  Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee, the Indenture Trustee or the Indenture Administrator.

Section 8.4

Powers of Attorney.  The Owner Trustee, the Indenture Trustee and the Indenture Administrator shall upon the written request of the Administrator furnish the Administrator with any powers of attorney and other documents reasonably necessary or appropriate to enable the Administrator to carry out its administrative duties hereunder.

Section 8.5

Amendment.  (a)  This Agreement (other than Sections 2.1 and 2.2 above) may be amended by the Issuer, the Servicer, the Depositor and the Administrator, without the consent of any of the Noteholders or the holder of the Trust Certificate, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders; provided, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee, the Indenture Trustee and the Indenture Administrator, adversely affect in any material respect any Noteholder; provided, however, that such amendment shall not result in or cause a significant change to the permissible activities of the Trust.

(b)

Sections 2.1 and 2.2 may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Owner Trustee, the Depositor, the Indenture Trustee and the Administrator, without the consent of the Noteholders or the holder of the Trust Certificate, for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of such Article; provided, that such amendment will not, in an Opinion of Counsel obtained on behalf of the Issuer and satisfactory to the Indenture Trustee and the Owner Trustee, materially and adversely affect any Noteholder; provided, further, that such amendment shall not result in or cause a significant change to the permissible activities of the Trust.

(c)

This Agreement (other than Sections 2.1 and 2.2 above) may also be amended from time to time by the Issuer, the Servicer, the Administrator, the Depositor and the Owner Trustee, and Sections 2.1 and 2.2 above may also be amended by the Owner Trustee and the Administrator, with the consent of the Noteholders of Notes evidencing at least a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Trust Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders.

(d)

Promptly after the execution of any such amendment (or, in the case of the Rating Agencies, fifteen days prior thereto), the Owner Trustee shall furnish written notification of the substance of such amendment to the holder of the Trust Certificate, the Indenture Administrator, the Indenture Trustee and each of the Rating Agencies.

(e)

It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

(f)

Prior to the execution of any amendment to this Agreement, the Owner Trustee, the Indenture Trustee and the Indenture Administrator shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 7.1(i) above.  The Owner Trustee, the Indenture Trustee and the Indenture Administrator may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s, the Indenture Trustee’s or the Indenture Administrator’s, as applicable, own rights, duties or immunities under this Agreement or otherwise.

Section 8.6

Assignment.  Notwithstanding anything to the contrary contained herein, except as provided in Section 4.3 of the Servicing Agreement and Section 4.3 of this Agreement, this Agreement may not be assigned by the Administrator or the Servicer.  This Agreement may be assigned by the Owner Trustee only to its permitted successor pursuant to the Trust Agreement.

Section 8.7

Limitations on Rights of Others.  The provisions of this Agreement are solely for the benefit of the Servicer, the Issuer, and the Owner Trustee (individually and as Owner Trustee) and for the benefit of the holder of the Trust Certificate, the Indenture Trustee (individually and as Indenture Trustee), the Indenture Administrator (individually and as Indenture Administrator) and the Noteholders, as third party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 8.8

Assignment to Indenture Trustee.  The Depositor hereby acknowledges and consents to any Grant by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of a security interest in all right, title and interest of the Issuer in, to and under the Trust Student Loans and the assignment of any or all of the Issuer’s rights and obligations under this Agreement and the Sale Agreement and the Depositor’s rights under the Purchase Agreement to the Indenture Trustee.  The Servicer hereby acknowledges and consents to the assignment by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of any and all of the Issuer’s rights and obligations under this Agreement and under the Servicing Agreement.

Section 8.9

Nonpetition Covenants.  (a)  Notwithstanding any prior termination of this Agreement, the Servicer, the Administrator, the Indenture Trustee, the Indenture Administrator and the Owner Trustee shall not, prior to the date which is 367 days after the payment in full of the Notes, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.  The foregoing shall not limit the rights of the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee and the Indenture Administrator to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Issuer by a Person other than the Servicer, the Administrator, the Depositor or the Owner Trustee.

(b)

Notwithstanding any prior termination of this Agreement, the Servicer, the Administrator, the Issuer and the Owner Trustee shall not, prior to the date which is 367 days after the payment in full of the Notes, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.  The foregoing shall not limit the rights of the Servicer, the Administrator, the Issuer and the Owner Trustee to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Issuer by a Person other than the Servicer, the Administrator, the Issuer or the Owner Trustee.

Section 8.10

Limitation of Liability of Owner Trustee, Indenture Administrator and Indenture Trustee.  (a)  Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Wilmington Trust Company, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer, and in no event shall Wilmington Trust Company, in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer or the Owner Trustee hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

(b)

The rights of and protections of the Indenture Trustee and the Indenture Administrator under the Indenture shall be incorporated as though explicitly set forth herein.

Section 8.11

Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICT OF LAW PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.12

Headings.  The Section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

Section 8.13

Counterparts.  This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

Section 8.14

Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  Each of the parties named on the signature pages to this Agreement by execution of this Agreement agrees, for the benefit of the Administrator and the other signatories hereto, to be bound by the terms of this Agreement and the other Basic Documents to the extent reference is made in such document to such party.

Section 8.15

Trust Certificate.  The holder of the Trust Certificate, as evidenced by its agreement to accepts the rights conferred under the Trust Certificate, is hereby deemed to accept all obligations of the Depositor under this Agreement.

ARTICLE IX

Section 9.1

Intent of the Parties; Reasonableness.  The Issuer and the Administrator acknowledge and agree that the purpose of this Article IX is to facilitate compliance by the Issuer with the provisions of Regulation AB and related rules and regulations of the Commission.

Neither the Issuer nor the Administrator shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Administrator acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Issuer, the Servicer, or any other party to the Basic Documents in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection therewith, the Issuer shall cooperate fully with the Administrator (including any of its assignees or designees) in the preparation of, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Administrator, on behalf of the Issuer, to comply with the provisions of Regulation AB.

Section 9.2

Reporting Requirements.  (a)  If so requested by the Administrator, on behalf of the Issuer, for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Administrator shall (i) notify the Issuer, in writing of any material litigation or governmental proceedings pending against the Administrator and (ii) provide to the Issuer, a description of such proceedings, affiliations or relationships.

(b)

As a condition to the succession as Administrator by any Person as permitted by Section 4.3 hereof the successor administrator shall provide to the Administrator, on behalf of the Issuer, at least 10 Business Days prior to the effective date of such succession or appointment, (i) written notice to the Administrator, on behalf of the Issuer, of such succession or appointment and (ii) in writing all information in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the Notes.

(c)

In addition to such information as the Administrator, is obligated to provide pursuant to other provisions of this Agreement, the Administrator shall provide such information regarding the performance or servicing of the Trust Student Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Administrator under this Agreement, commencing with the first such report due hereunder.

Section 9.3

Administrator Compliance Statement.  On or before March 20th of each calendar year, commencing in 2011, except during any period when the Administrator is required to deliver any reports under Section 9.4 below, the Administrator shall deliver to the Issuer a statement of compliance addressed to the Issuer and signed by an authorized officer of the Administrator, to the effect that (i) a review of the Administrator’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Administrator has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 9.4

Report on Assessment of Compliance and Attestation.  (a)  On or before March 20th of each calendar year, commencing in 2011, the Administrator shall:

(i)

deliver to the Issuer a report (in form and substance reasonably satisfactory to the Issuer) regarding the Administrator’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year (or applicable portion thereof), as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Issuer and signed by an authorized officer of the Administrator, and shall address each of the Servicing Criteria specified on the certification substantially in the form of Attachment B attached to this Agreement, incorporating any such changes as may be agreed to by the Depositor;

(ii)

deliver to the Issuer a report of a registered public accounting firm reasonably acceptable to the Issuer that attests to, and reports on, the assessment of compliance made by the Administrator and delivered pursuant to the preceding paragraph, which attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)

cause each Sub-administrator and Subcontractor determined by the Servicer to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Administrator, acting on behalf of the Issuer, an assessment of compliance and accountants’ attestation as and when provided in clauses (i) and (ii) of this Section 9.4; and

(iv)

if requested by the Administrator, on behalf of the Issuer, not later than February 1st of the calendar year in which such certification is to be delivered, deliver to the Issuer, and any other Person that will be responsible for signing a Sarbanes Certification, a certification in the form attached hereto as Attachment A on behalf of the Issuer with respect to a securitization transaction. The Administrator acknowledges that the parties identified in this clause (a)(iii) may rely on the certification provided by the Administrator pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. The Administrator, on behalf of the Issuer, will not request delivery of a certification under this clause unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Trust Student Loans.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

THE STUDENT LOAN CORPORATION,
not in its individual capacity but solely as Servicer and Administrator

By  /s/ Joseph P. Guage
Name:  Joseph P. Guage
Title:  Chief Financial Officer

SLC STUDENT LOAN TRUST 2010-1

By: Wilmington Trust Company, not in its
      individual capacity but solely as Owner
      Trustee

By:  /s/ J. Christopher Murphy

Name:  J. Christopher Murphy

Title:  Financial Services Officer

SLC STUDENT LOAN RECEIVABLES I, INC.,
as Depositor

By

 /s/ Bradley Svalberg

Name:

Bradley Svalberg

Title:

 Treasurer

ACCEPTED AND AGREED
solely with respect to Sections 2.3, 2.7, 3.2, 4.2(c), 5.2, 5.3, 8.4 and 8.9

CITIBANK, N.A.,
not in its individual capacity but solely as Indenture Administrator

By:  /s/ Valerie Delgado

Name:  Valerie Delgado

Title:  Vice President

ATTACHMENT A
FORM OF ANNUAL CERTIFICATION

Re:

The Administration Agreement dated as of July 6, 2010 (the “Agreement”), among SLC Student Loan Trust 2010-1, as Issuer, SLC Student Loan Receivables I, Inc., as Depositor, and The Student Loan Corporation as Servicer and Administrator

I,_____________________________, the __________________________ of The Student Loan Corporation. (the “Administrator”), certify to the Issuer, and its officers, with the knowledge and intent that they will rely upon this certification, that:

(a)

I have reviewed the servicer compliance statement of the Administrator provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Administrator’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Trust Student Loans by the Administrator during 20__ that were delivered by the Administrator to the Issuer pursuant to the Agreement (collectively, the “Company Servicing Information”);

(b)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(c)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Administrator under the Agreement has been provided to the Issuer;

(d)

I am responsible for reviewing the activities performed by the Administrator as administrator under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Administrator has fulfilled its obligations under the Agreement in all material respects; and

(e)

The Compliance Statement required to be delivered by the Administrator pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Administrator and/or any Sub-Administrator pursuant to the Agreement, have been provided to the Issuer. Any material instances of noncompliance described in such reports have been disclosed to the Issuer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

By:

Name:
Title:

ATTACHMENT B
SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by The Student Loan Corporation, as the Administrator and the Servicer, shall address, at a minimum, the criteria identified below (the “Applicable Servicing Criteria”):

Reference	Criteria	Applicability
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the Basic Documents.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the Basic Documents to maintain a back-up servicer for the trust student loans are maintained.	N/A
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on trust student loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the Basic Documents.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the Basic Documents.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the Basic Documents.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the Basic Documents. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the Basic Documents; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the Basic Documents.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the Basic Documents and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the Basic Documents; (B) provide information calculated in accordance with the terms specified in the Basic Documents; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of student loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the Basic Documents.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the Basic Documents.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on student loans is maintained as required by the Basic Documents or related student loan documents.	X
1122(d)(4)(ii)	Student loan and related documents are safeguarded as required by the Basic Documents	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the Basic Documents.	X
1122(d)(4)(iv)

Payments on student loans, including any payoffs, made in accordance with the related student loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the Basic Documents, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related student loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the student loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s student loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the Basic Documents and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the Basic Documents.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a student loan is delinquent in accordance with the Basic Documents. Such records are maintained on at least a monthly basis, or such other period specified in the Basic Documents, and describe the entity’s activities in monitoring delinquent student loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for student loans with variable rates are computed based on the related student loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s student loan documents, on at least an annual basis, or such other period specified in the Basic Documents; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable student loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related student loans, or such other number of days specified in the Basic Documents.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the Basic Documents.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the Basic Documents.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the Basic Documents.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the Basic Documents.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on student loans is maintained as required by the Basic Documents or related student loan documents.	X
1122(d)(4)(ii)	Student loan and related documents are safeguarded as required by the Basic Documents	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the Basic Documents.	X
1122(d)(4)(iv)

Payments on student loans, including any payoffs, made in accordance with the related student loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the Basic Documents, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related student loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the student loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s student loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the Basic Documents and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the Basic Documents.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a student loan is delinquent in accordance with the Basic Documents. Such records are maintained on at least a monthly basis, or such other period specified in the Basic Documents, and describe the entity’s activities in monitoring delinquent student loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for student loans with variable rates are computed based on the related student loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s student loan documents, on at least an annual basis, or such other period specified in the Basic Documents; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable student loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related student loans, or such other number of days specified in the Basic Documents.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the Basic Documents.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the Basic Documents.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the Basic Documents.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the Basic Documents.	X

THE STUDENT LOAN CORPORATION,
as Administrator

Date:

By:

Name:
Title: